Fair Value Measurements and Financial Instruments	6 Months Ended
Jun. 30, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements and Financial Instruments
FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS

Fair value is the price at which a market participant could sell an asset or transfer a liability to an unrelated party. A fair value measurement is required to reflect the assumptions that market participants would use in pricing an asset or liability based on the best available information. These assumptions include the risks inherent in a particular valuation technique, such as a pricing model, and the risks inherent in the inputs to the model. A fair value hierarchy exists that prioritizes the inputs used to measure fair value.

The three levels of the fair value hierarchy are defined as follows:

Level 1:    Fair value determined using unadjusted quoted prices in active markets;
Level 2:    Fair value determined using pricing inputs that are observable; and

Level 3:	Fair value determined using unobservable inputs only when relevant observable inputs are not available.

The fair values of the Corporation’s financial instruments, including derivatives, reflect point-in-time estimates based on current and relevant market information about the instruments as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation’s future consolidated earnings or cash flows.

The following table presents, by level within the fair value hierarchy, the Corporation’s assets and liabilities accounted for at fair value on a recurring basis. These assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement and there were no transfers between the levels in the periods presented. For derivative instruments, the Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions.

		As at
	Fair value	June 30,	December 31,
($ millions)	hierarchy	2017	2016
Assets
Energy contracts subject to regulatory deferral (1) (2) (3)	Levels 1/2/3	7	19
Energy contracts not subject to regulatory deferral (1) (2) (4)	Levels 2/3	10	3
Interest rate swaps - cash flow hedges (5)	Level 2	9	11
Other investments (6)	Level 1	85	69
Total gross assets		111	102
Less: Counterparty netting not offset on the balance sheet (7)		(6)	(9)
Total net assets		105	93

Liabilities
Energy contracts subject to regulatory deferral (1) (2) (8)	Levels 2/3	34	26
Energy contracts not subject to regulatory deferral (1)	Level 2	—	9
Interest rate swaps - cash flow hedges (5)	Level 2	6	3
Total gross liabilities		40	38
Less: Counterparty netting not offset on the balance sheet (7)		(6)	(9)
Total net liabilities		34	29

(1)
The fair value of the Corporation’s energy contracts is recognized in accounts receivable and other current assets, long-term other assets, accounts payable and other current liabilities and long-term other liabilities. Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of wholesale trading contracts and certain gas swap contracts.

(2)
Changes in one or more of the unobservable inputs could have a significant impact on the fair value measurement depending on the magnitude and direction of the change for each input. The impacts of changes in fair value are subject to regulatory recovery, with the exception of wholesale trading contracts and certain gas swap contracts.

(3)	As at June 30, 2017, includes - $5 million - level 2 and $2 million - level 3 (December 31, 2016 - $1 million -level 1, $13 million - level 2 and $5 million - level 3)

(4)	As at June 30, 2017, includes - $4 million - level 2 and $6 million - level 3 (December 31, 2016 - $3 million - level 3)

(5)	The fair value of the Corporation’s interest rate swaps is recognized in accounts receivable and other current assets, accounts payable and other current liabilities and long-term other liabilities.

(6)	Included in long-term other assets on the consolidated balance sheet.

(7)	Certain energy contracts are subject to legally enforceable master netting arrangements to mitigate credit risk and are netted by counterparty where the intent and legal right to offset exists.

(8)	As at June 30, 2017, includes $22 million - level 2 and $12 million - level 3 (December 31, 2016 - $21 million - level 2 and $5 million - level 3).

Derivative Instruments

The Corporation generally limits the use of derivative instruments to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery. The Corporation records all derivative instruments at fair value, with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception. The fair value of derivative instruments is the estimate of the amounts that the Corporation would receive or have to pay to terminate the outstanding contracts as at the balance sheet dates.

Energy Contracts Subject to Regulatory Deferral
UNS Energy holds electricity power purchase contracts and gas swap contracts to reduce its exposure to energy price risk associated with purchased power and gas requirements. UNS Energy primarily applies the market approach for fair value measurements using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses. UNS Energy also considers the impact of counterparty credit risk using current and historical default and recovery rates, as well as its own credit risk using credit default swap data.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price for the defined commodities. The fair value of the swap contracts was calculated using forward pricing provided by independent third parties.

FortisBC Energy holds gas supply contracts and fixed price financial swaps to fix the effective purchase price of natural gas, as the majority of the natural gas supply contracts have floating, rather than fixed, prices. The fair value of the natural gas derivatives was calculated using the present value of cash flows based on published market prices and forward curves for natural gas.

As at June 30, 2017, these energy contract derivatives were not designated as hedges; however, any unrealized gains or losses associated with changes in the fair value of the derivatives are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. These unrealized losses and gains would otherwise be recognized in earnings. As at June 30, 2017, unrealized losses of $28 million (December 31, 2016 - $19 million) were recognized in regulatory assets and unrealized gains of $1 million (December 31, 2016 - $12 million) were recognized in regulatory liabilities (Note 5).

Energy Contracts Not Subject to Regulatory Deferral
UNS Energy holds wholesale trading contracts that qualify as derivative instruments. The unrealized gains and losses on these derivative instruments are recognized in earnings, as they do not qualify for regulatory deferral. Ten percent of any realized gains on these contracts are shared with customers through UNS Energy’s rate stabilization accounts.

Aitken Creek holds gas swap contracts to manage its exposure to changes in natural gas prices, to capture natural gas price spreads, and to manage the financial risk posed by physical transactions. The fair value of the gas swap contracts was calculated using forward pricing from published market sources. The unrealized gains and losses on these derivative instruments are recognized in earnings.

Interest Rate Swaps - Cash Flow Hedges
As at June 30, 2017, ITC held forward-starting interest rate swaps, effective December 2017 and January 2018, with notional amounts totalling $325 million and 10-year original terms. The agreements include a mandatory early termination provision and will be terminated no later than the effective dates. The interest rate swaps manage the interest rate risk associated with the forecasted future issuance of fixed-rate debt related to the refinancing of maturing $500 million long-term debt due in January 2018.

UNS Energy holds an interest rate swap, expiring in 2020, to mitigate its exposure to volatility in variable interest rates on capital lease obligations.

The unrealized gains and losses on cash flow hedges are recognized in other comprehensive income and reclassified to earnings as a component of interest expense over the life of the hedged debt. The loss expected to be reclassified to earnings within the next twelve months is estimated to be approximately $4 million. Cash flows associated with the settlement of all derivative instruments are included in operating activities on the Corporation’s consolidated statement of cash flows.
Volume of Derivative Activity

As at June 30, 2017, the following notional volumes related to electricity and natural gas derivatives that are expected to be settled are outlined below.

	Maturity	Contracts						There-after
Volume (1)	(year)	(#)	2017	2018	2019	2020	2021
Energy contracts subject to regulatory deferral:
Electricity swap contracts (GWh)	2019	7	561	742	438	—	—	—
Electricity power purchase contracts (GWh)	2018	32	903	154	—	—	—	—
Gas swap contracts (PJ)	2020	115	22	32	14	2	—	—
Gas supply contract premiums (PJ)	2024	75	56	55	31	28	22	43
Energy contracts not subject to regulatory deferral:
Wholesale trading contracts (GWh)	2018	18	1,999	1,787	—	—	—	—
Gas swap contracts (PJ)	2018	62	6	6	—	—	—	—

(1)	GWh means gigawatt hours and PJ means petajoules.

Financial Instruments Not Carried At Fair Value

The following table discloses the estimated fair value measurements of the Corporation’s financial instruments not carried at fair value. The fair values were measured using Level 2 pricing inputs, except as noted. The carrying values of the Corporation’s consolidated financial instruments approximate their fair values, reflecting the short-term maturity, normal trade credit terms and/or nature of these instruments, except as follows.

	As at
	June 30, 2017		December 31, 2016
($ millions)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Long-term debt, including current portion (Note 6) (1)	21,257	23,137	21,219	22,523
Waneta Partnership promissory note (2)	61	62	59	61

(1)
Includes $4,074 million (December 31, 2016 - $1,673 million) unsecured debentures and notes, and credit facility borrowings valued using Level 1 inputs. All other long-term debt is valued using Level 2 inputs.

(2)	Included in long-term other liabilities on the consolidated balance sheet

The fair value of long-term debt is calculated using quoted market prices when available. When quoted market prices are not available, as is the case with the Waneta Partnership promissory note and certain long-term debt, the fair value is determined by either: (i) discounting the future cash flows of the specific debt instrument at an estimated yield to maturity equivalent to benchmark government bonds or treasury bills with similar terms to maturity, plus a credit risk premium equal to that of issuers of similar credit quality; or (ii) obtaining from third parties indicative prices for the same or similarly rated issues of debt of the same remaining maturities. Since the Corporation does not intend to settle the long-term debt or promissory note prior to maturity, the excess of the estimated fair value above the carrying value does not represent an actual liability.